Exhibit 99.1

KPMG LLP
1676 International Drive
McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Exeter Finance Corp. (the “Company”)

Citigroup Global Markets Inc.

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re:  Exeter Automobile Receivables Trust 2015-3

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to the pool of automobile loan contracts which we were informed are intended to be included as collateral in the offering of the Exeter Automobile Receivables Trust 2015-3. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that amounts and percentages were within $1 and 0.1%, respectively.

•

The phrase “Data File” means the electronic data file provided to us by the Company on July 31, 2015 containing 21,405 automobile loan contracts (the “Loans”) with an aggregate principal balance of $397,659,846.62 titled “EART 2015-3_Statistical_Cut_07272015v2.xlsx”.

•

The phrase “Source Documents” means information provided to us by the Company derived from the Sales Contract, Shaw Loan Operating System, CMSI (the Company’s loan origination system) and Customer Acquisition and Life Cycle Management System (“CALMS”).

•

The phrase “Title Certificate” means a Certificate of Title, Application for Title, Title Holder’s Release Form, Confirmation of Security Interest, Notification of Lien Perfection, Notice of Security Interest, Title Application Receipt, Reassignment of Title or Lien Holder’s Release Form or other related correspondence provided to us by the Company.

•	The phrase “Application for Financing” means collectively the Application, Credit Bureau Report, Truth-in Lending Disclosure Statement and Agreement to Provide Insurance provided to us by the Company.

The Company is responsible for the information contained in the Data File, the Source Documents, the Title Certificate, the Application for Financing and other documents or systems described herein.

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

Exeter Automobile Receivables Trust 2015-3

August 6, 2015

We were instructed by the Company to select a random sample of 150 Loans (each a “Sample Loan”) from the Data File and to perform the following agreed-upon procedures on each Sample Loan.

A.	We compared the following attributes on the Data File to the corresponding information appearing on or derived from the Source Documents.

Attribute	Source Document(s)

Vehicle Identification Number (VIN)	Sales Contract & Shaw Loan Operating System

Origination Date	Sales Contract & Shaw Loan Operating System

Original Monthly P&I Payment	Sales Contract

Original Amount Financed	Sales Contract & Shaw Loan Operating System

Original Term to Maturity	Sales Contract & Shaw Loan Operating System

Annual Percentage Rate (APR)	Sales Contract

Model Type (New/Used)	Sales Contract & CMSI or CALMS, as applicable

Vehicle Model Year	Sales Contract & CMSI or CALMS, as applicable

Vehicle Make	Sales Contract & CMSI or CALMS, as applicable

Vehicle Model	Sales Contract & CMSI or CALMS, as applicable

Borrower State (current)	Sales Contract

FICO Score	CMSI or CALMS, as applicable

Custom Score	CMSI or CALMS, as applicable

We found the information listed in the Data File regarding the Sample Loans to be in agreement with the corresponding information in the Source Documents, except as noted in Exhibit A.

B.	We compared the VIN on the Title Certificate to the VIN listed in the Data File and found them to be in agreement. We make no representation as to the validity of the Title Certificate.

C.	We read the Sales Contract and noted that both the borrower state address and dealer state address were located within the United States.

D.	We performed the following procedures:

a.

We were provided access to the Company’s CMSI system and noted that the Underwriting Overview screen capture for each loan had an employee credit approval notation. We make no representation as to the validity of such approval.

b.

We were provided access to the Company’s Smart Search system and observed (i) an electronic copy of the Title Certificate and noted that the Company was listed on the Title Certificate as holding a security interest in the vehicle and (ii) a Credit Application or an Application for Financing. We make no representation as to the enforceability of such security interest or the validity of such application.

There were no conclusions that resulted from the procedures.

Exeter Automobile Receivables Trust 2015-3

August 6, 2015

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the data referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies, assumptions and information indicated in the Data File, Source Documents or other various electronic files provided by the Company, without verification or evaluation of such methodologies, assumptions and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Company, (ii) the physical existence of the Loans or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons described herein, (iii) the reliability or accuracy of the documents furnished to us by the Company which were used in our procedures, (iv) the adequacy of the disclosures in the Data File or as to whether any of the statements expressed therein omit any material facts or (v) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Exeter Finance Corp., Citigroup Global Markets Inc. and Wells Fargo Securities, LLC. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

August 6, 2015

Exhibit A

Exception List

Sample Loan Number	Attribute	Data File Value	Source Document Value
59	Vehicle Model	volkswagon	Jetta